UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

May 7, 2007

Date of Report

(Date of earliest event reported)
BFC Financial Corporation

(Exact name of registrant as specified in its Charter)

Florida	001-09071	59-2022148

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

2100 West Cypress Creek Road, Fort Lauderdale, Florida		33309

(Address of principal executive offices)		(Zip Code)
(954) 940-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A is being filed by BFC Financial Corporation (“Company”) to amend and supersede the Current Report on Form 8-K filed on May 8, 2007.
Item 7.01. Regulation FD Disclosure
     The Company is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The presentation materials were prepared to be included in presentations by Company management commencing in May 2007. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).
     Additional Information and Where to Find it
     The presentation materials contain information regarding the previously-announced proposed merger between Levitt and a wholly-owned subsidiary of BFC whereby Levitt would become a wholly-owned subsidiary of BFC. BFC and Levitt intend to file a definitive joint proxy statement and related materials concerning the merger and furnish the definitive joint proxy statement to their respective shareholders. Shareholders of BFC and Levitt are advised to read the joint proxy statement when it is finalized and distributed, because it will contain important information. Shareholders of BFC and Levitt will be able to obtain a free-of-charge copy of the joint proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s web site at http://www.sec.gov. Shareholders of BFC and Levitt will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Corporate Secretary at 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309, or by calling (954) 940-4900.
     Participants in the Solicitation
     BFC, Levitt and certain of their directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the joint proxy statement relating to the proposed merger. Additional information concerning BFC’s and Levitt’s directors and executive officers is set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

Exhibit	Description
99.1	Presentation Materials

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION
By:	/s/ GEORGE P. SCANLON
George P. Scanlon
Executive Vice President - Chief Financial Officer

Dated: May 9, 2007